EXHIBIT 99.1
Austin Dallas BlueLinx Investor Book Spring 2007 Austin Dallas

Safe Harbor Statement Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006, and in its periodic reports filed with the SEC. In addition, the statements in this presentation are made as of May 9, 2007. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to May 9, 2007. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q1 Update Looking Forward

BlueLinx Overview: Investment Considerations COMPANY & INDUSTRY Largest independent building products distributor in highly fragmented industry ripe for consolidation Unique, centralized distribution platform, national sales force and high-service, solutions-based value proposition Diversified products, customers & end use segments Positioned at the center of the supply chain to create maximum value for both manufacturers and customers Solid long-term industry fundamentals STRATEGY & STOCK CHARACTERISTICS Demonstrated progress in executing specialty products growth strategy and effectively managing structural products business $0.50 per share annual dividend Strong asset quality and overall borrowing base

BlueLinx Overview: Operations Largest Building Products Distributor in U.S. 2006 Revenue: $4.9 Billion ~11,500 customers and 750+ suppliers Product portfolio 10,000+ SKUs 70+ warehouses; 80+ reloads Owned fleet of 800 trucks and 1,200 trailers 3,300 employees, including 900+ sales NYSE: BXC Analysts Covering: 8 Market Cap: $323 Shares Outstanding: 30.8 (diluted) Dividend/Yield: $.50/4.8% P/E (ttm) 58.3 *Based on 3/30/07 close of $10.50 « Sales Center Warehouse LSV (acquired 2005) BlueLinx Hardwoods (formerly Austin Hardwoods, acquired 2006) « «

BlueLinx Overview: Positioned at the Center of Value Creation Building Products Manufacturers BlueLinx Home Improvement Centers Dealers Repair and Remodeling Residential and Non- Residential Construction Industrial & Manufactured Housing Value to Manufacturers Reliable channels to market Consistent production runs Limits inventory investment Allows limited number of customers Limits credit risk and receivable investment Ability to create markets for early life cycle products Value to Customers Reliable source of many materials Break bulk quantities Near 100% fill rates Limits vendors and inventory investment Just in time deliveries Safety stock One-Step Two-Step

BlueLinx Overview: Diversified Product, Customer & End Use Segments Structural 56% of 2006 Sales Engineered lumber Specialty lumber Vinyl siding Hardwood plywood Particleboard Moulding Metal products Specialty 44% of 2006 Sales Plywood OSB Lumber Rebar/Remesh New Home Construction 50% Industrial Applications 22% Manuf. Housing 8% Repair & Remodeling 15% Non Res Constr 5% Product Categories Customer Categories End Use Segments Dealer Industrial Manufactured Housing Home Center ~ 10,000 Products ~ 11,500 Customers 5 End Use Segments Insulation Hardboard Decking Millwork Doors Sanded plywood Softboard Structural siding Furniture Cabinets Fixtures Millwork Containers & Pallets Boat Building & Repair Misc. Manufacturing Outdoor structures

BlueLinx Overview: Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diverse & Growing Supply Base: 750+ Vendor Partners World Class, Loyal Customers: 11,500+ Customer Partners Industrials/ Manufactured Housing National Dealers National Home Centers Regional Dealers

BlueLinx Overview: Evolution of BlueLinx Growth Strategy Decentralized structure 13 warehouses Outlet for GP Plywood Diversified building products distributor Centralized, nationwide distribution transition Unlocking Value Decentralized structure 134 warehouses 1954 - 1976 1977 - 1993 1994 - 2000 2004 - Future Independent Specialty Building Products Distributor - Centralized platform supports specialty products growth Logistics services - integrated, global sourcing, flexible transportation options Business Solutions - Enable customers to drive efficiency an grow demand; work together to reduce supply chain costs System rationalized & centralized 63 warehouses Integrated IT systems >$400mm one- time investment by GP in systems and infrastructure BlueLinx Georgia-Pacific through May 7, 2004 Improve Gross Margin 2001 - 2003 Rationalized customer base Increased gross margin by 225 basis points

BlueLinx Overview: Unlocking Value As An Independent Specialty Products Distributor Commodities-focused, distribution arm of manufacturer Customer-focused, solutions- driven, value-added distribution partner 55%+ structural products FROM: TO: 60%+ specialty products Structural products-driven earnings volatility Specialty products-driven stable earnings growth Developing integrated management systems Leveraging management systems to create value Volume orientation Profit orientation Managing through complex internal transformations Managing to create maximum value in the supply chain

BlueLinx Overview: Unlocking Value With Services That Extend Beyond Distribution Delivering Commodity Building Products From Point A to Point B A solutions-based approach that extends beyond distribution FROM: TO: Building Products Provide specialty products with national branded partners, portfolio brands for core categories Logistics Services Integrated supply chain, one- stop shop capabilities, flexible transportation options, global sourcing & logistics, vendor managed inventory Business Solutions Enable customers to drive efficiency & grow demand through product technology applications, MyBluelinx.com Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection Portal, Builder Connection

BlueLinx Overview: Key Business Differentiators Enabling Value Creation Business Management Inside Sales Product Procurement Outside Sales Information Systems Centralized Centralized, but organized by market and product Centralized by product In market, reporting to business management Real-time, decision based Decentralized at the branch level Decentralized at the branch level Decentralized at the branch level In market, report to branch Transaction-oriented, branch-focused

BlueLinx Overview: Strategic Objectives Structural $2.8 billion 56% of total sales Specialty $2.2 billion 44% of total sales Specialty 60% + of total sales 2006 Future Structural below 40% without shrinking business Strategic Imperative No. 1: Profitably grow specialty revenues to 60% of total sales Higher Margin Less price sensitivity Well suited to BlueLinx centralized distribution platform, national sales force, and high-service, solutions- oriented value proposition Strategic Imperative No. 2: Profitably manage structural margin dollars while reducing exposure to volatility Strategic Imperative No. 3: Outgrow the market over the long term

BlueLinx Overview: Experienced Leadership Team Management Team Leadership Background Stephen Macadam CEO George Judd COO Lynn Wentworth CFO Steve Skinner SVP Duane Goodwin SVP Dave Dalton SVP Mike Meadows VP 6 Regional VPs RVP CEO Consolidated Container; EVP Georgia-Pacific; McKinsey & Co. VP Eastern operations, Georgia-Pacific; inside and outside sales manager, national accounts manager VP & CFO, BellSouth Communications Group CEO Peppers & Rogers Group, McKinsey & Co. Home Depot, Wal-Mart, procurement and sourcing Regional VP BlueLinx; division sales, management, Georgia-Pacific Georgia-Pacific / BlueLinx, regional vice president, Average 20+ years of industry experience Strategy Operations Finance Industrials & Manufactured Housing Supply Chain Western Region National Accounts Regional Operations/Sales

BlueLinx Investor Book March 2007 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q1 Update Looking Forward

1991-2000 Avg 0.028 2001-2006 Avg -0.019 2007E-2016E Avg 0.026 Growing & Attractive Industry: Despite Housing Slowdown, Long-Term Industry Fundamentals Remain Positive 1991-2000 Avg 1.4 2001-2006 Avg 1.8 2007E-2016E Avg 1.8 Annual Housing Starts (mm) Annual Unit Volume Growth In Other End-Use Markets 50% of Our End-Market 50% of Our End-Market Industrial Repair & Remodeling Mobile homes Non-residential Source: Research Information Systems Inc. (RISI) April 2007

Growing & Attractive Industry: Market Growth of Two-Step Distribution 2001 2002 2003 2004 2005 Total Market Revenue 33.8 35.4 38.4 46.1 48.7 Source: Home Channel News, July 2006

BXC 11.5 WY 10 Boise Cascade 6.9 UFPI 4.4 Huttig 2.3 Other 64.9 Many Small and Medium Sized Players <$250m 100 $250m - $500m 13 $500m - $1bn 6 $1bn-$2.5bn 5 >$2.5bn 3 Number of Competitors By Revenue* Growing & Attractive Industry: Largest in a Highly Fragmented Industry, Ripe for Consolidation Highly Fragmented Industry Consists of several hundred small, local distributors Other 64.9% 2005 Market Share Source: Home Channel News, July 2006 * Based on 2004 revenues BlueLinx 11.5% Weyerhaeuser 10.0% Boise Cascade 6.9% Universal FP 4.4% Huttig 2.3%

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q1 Update Looking Forward

Focused Growth Strategy: 3 Objectives #1 - Grow Specialty Products to 60+% of Total Sales Partner with manufacturers to introduce new products Grow share in under-represented market segments (e.g. Industrials) Further penetrate geographic markets Pursue supplemental acquisitions #2 - Profitably manage structural margin dollars while reducing exposure to volatility #3 - Outgrow the market over the long term

Focused Growth Strategy: #1 - Specialty Products - Recent Product Launches #1 - Specialty Products - Recent Product Launches #1 - Specialty Products - Recent Product Launches #1 - Specialty Products - Recent Product Launches #1 - Specialty Products - Recent Product Launches #1 - Specialty Products - Recent Product Launches #1 - Specialty Products - Recent Product Launches Brand Product LP Weatherbest Composite Decking LP Smartside OSB Siding Tanza (private label) PVC Trim SteelLinx (private label) Fasteners, Adhesives Hitachi Tools, Fasteners Columbia Hardwood Plywood CertainTeed Fiberglass Insulation Johns Manville Fiberglass Insulation

Focused Growth Strategy: #1 - Specialty Products - Market Penetration & Acquisitions Grow Share in Under-Represented Market Segments (e.g. Industrials) Dedicated initiative to grow presence in industrials market (building products used to manufacture items like cabinets, furniture, fixtures, containers, concrete forms, pallets, millwork.) Industrials represent approximately 22% of end-use markets and BXC has estimated 3% market share Industrials are well suited to the BlueLinx value proposition and specialty products focus Further Penetrate Geographic Markets Expanding specialty products into new geographic markets Putting people and products in place to capitalize on opportunities in western markets Pursue Acquisitions Acquired specialty hardwood distributors Austin Hardwoods in Texas and California-based Lane Stanton Vance Actively looking

Focused Growth Strategy: #2 - Structural Products - Effective Inventory Management Focus on improved profitability and reduced risk Tightly manage inventories Increase utilization of consignment and program inventories Expand imports from Europe and other areas offering lowest-cost sourcing Drive OSB business through direct channel Focus on structural products with "specialty product" characteristics Long-length lumber Specialty plywood MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber

Focused Growth Strategy: #3 - Long-Term Share Growth - Total Volume Growth vs. Market Specialty unit volume will drive share growth over time Long-term objective is to grow specialty unit volume relative to the estimated overall end-use market Maintaining structural product profitability takes priority over share gain in times of structural price declines Prices for key grades of wood-based structural products fell 27% in 2006, while BlueLinx structural product gross margin improved 10 bp to 7%

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q1 Update Looking Forward

2007 Q1 Update (Vs. Year Ago): Executing Our Plan In A Cyclical Housing Start Correction 1st Quarter Highlights 1st Quarter Highlights Housing Starts Declined 30% from the same period last year Declined 30% from the same period last year Prices Key grades of wood-based structural products down 26% from year ago Key grades of wood-based structural products down 26% from year ago Revenue Down 30.5% to $1.0 billion Specialty down 21.3%, 47% of Total Revenue, 59% of GM Structural down 36.2% Down 30.5% to $1.0 billion Specialty down 21.3%, 47% of Total Revenue, 59% of GM Structural down 36.2% Unit Volume Total down 21.9% Specialty down 20.9% Structural down 22.6% End-use markets down 18.1% Total down 21.9% Specialty down 20.9% Structural down 22.6% End-use markets down 18.1% Gross Margin Total 10.8% vs. 9.4% Specialty 13.9% Structural 8.7% Total 10.8% vs. 9.4% Specialty 13.9% Structural 8.7% Net Loss ($0.2) million / ($0.01) per share vs. $9.8 million / $0.32 per share ($0.2) million / ($0.01) per share vs. $9.8 million / $0.32 per share

2007 Q1 Update: Focus On Expanding Specialty Product Business Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Structural 0.042 0.066 9.0000000013148E-03 0.002 -0.008 -0.113 -0.17 -0.183 Specialty 0.017 0.005 0.058 0.127 0.149 0.096000000013148 -0.039 -0.154 End-Use Markets 0.039 0.032 0.039 0.067 0.026 -0.018 -0.087 -0.16 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Structural 0.042 0.066 9.0000000013148E-03 0.002 -0.008 -0.113 -0.17 -0.183 -0.226 Specialty 0.017 0.005 0.058 0.127 0.149 0.096000000013148 -0.039 -0.154 -0.209 End-Use Markets 0.039 0.032 0.039 0.067 0.026 -0.018 -0.087 -0.16 -0.181 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Structural 0.07 0.053 0.073 0.083 0.068 0.07 0.07 0.07 0.087 Specialty 0.126 0.129 0.133 0.143 0.139 0.144 0.14 0.138 0.139 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 % of Total Revenue 0.37 0.36 0.39 0.41 0.42 0.43 0.45 0.48 0.47 % of GM 0.53 0.61 0.54 0.55 0.62 0.64 0.62 0.64 0.59

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q1 Update Looking Forward

Looking Forward: Go-Forward Initiatives Expand relationships with existing and new specialty product vendors who recognize the BlueLinx value proposition Continue and improve disciplined inventory management to help mitigate price volatility impact on structural products Target growing accounts that serve attractive high-growth markets Increase volume in under represented segments, e.g., industrials Tightly manage costs, but continue to invest in the people, processes and inventory necessary to support specialty business growth Be a patient, disciplined acquirer

Appendix TOPIC PAGE Revenues by Quarter 31 Unit Volume Growth by Quarter 32 Market Growth by Quarter 33 Gross Margin by Quarter 34 Profit and Loss Statement by Quarter 35 Inventory by Quarter 36 Gross Margin % Analysis 37 Capital Structure Position 38

BlueLinx Holdings Inc. Revenues by Quarter Revenues by Quarter Revenues by Quarter

BlueLinx Holdings Inc. Unit Volume Growth By Quarter Unit Volume Growth By Quarter Unit Volume Growth By Quarter

BlueLinx Holdings Inc. Market Growth By Quarter Source: Data from Resource Information Systems, Inc., or RISI, updated as of December 2006, weighted using management's estimates. Source: Data from Resource Information Systems, Inc., or RISI, updated as of December 2006, weighted using management's estimates.

BlueLinx Holdings Inc. Gross Margin by Quarter Gross Margin by Quarter Gross Margin by Quarter

BlueLinx Holdings Inc. Profit and Loss Statement by Quarter Profit and Loss Statement by Quarter Profit and Loss Statement by Quarter

BlueLinx Holdings Inc. Inventory by Quarter Inventory by Quarter Inventory by Quarter

BlueLinx Holdings Inc. Gross Margin % Analysis Gross Margin % Analysis Gross Margin % Analysis

BlueLinx Holdings Inc. Capital Structure Position Key Metrics Debt as % of total capital as of 3/31/07 77% Revolver excess availability as of 3/31/07 $294 mln Average interest rate YTD 3/31/07 7.7% Interest expense - % of sales YTD 3/31/07 1.1% 2006 Accomplishments Reduced projected annual interest rate expense by approximately $1.6 million, or $0.05 per share, after tax, and protected against possible increases in market interest rates by: Refinancing floating-rate mortgage at 6.4% fixed rate Paying down $125 million of outstanding line of credit Entering into $150 million, 5-year interest rate swap to convert floating rate LIBOR interest rates on a portion of current credit line to fixed rate of 5.4% Negotiated amendment on revolver that reduced interest rate spreads over LIBOR by 50bp Debt to Total Capital Ratio of 77% is manageable Low borrowing cost / Asset-based / Liquidity balanced BXC Leverage - Current State All low-cost asset-based borrowing Creates low WACC Liquidity balanced to working capital needs BXC Priorities for Free Cash Flow Maintain consistent dividend Invest in high-return growth Pay down debt